Exhibit 99.1

COMSovereign Holding Corp. to Commence Trading Under New COMS Stock Symbol Effective Today

DALLAS, TX – January 13, 2020 – COMSovereign Holding Corp. (OTCQB: COMS) (“COMSovereign” or the “Company”), a US-based pure-play enabler of 5G connectivity and data transmission systems, announced today that, subsequent to the change of its corporate name to COMSovereign Holding Corp. on December 2, 2019, it has received formal approval from the Financial Industry Regulatory Authority (“FINRA”) to change the Company’s ticker symbol to COMS. The Company will commence trading under the new symbol effective today, January 13, 2020.

In addition to the permanent stock symbol change, a new CUSIP number (CUSIP: 205650104) was assigned to the Company’s Common Stock.

Chairman and CEO of COMSovereign Holding Corp., Dan Hodges, stated, “The formal change of our corporate name, ticker symbol and CUSIP, are important steps in our long-term plan to build ComSovereign. Through recent transactions, such as the merger with Drone Aviation Holding Corp. and others we have identified, we are focusing our strategy on building an unmatched portfolio of critical enabling technologies, which we believe can power the next generation of advanced 5G-NR communications and data networks.”

For more information about COMSovereign, please visit www.COMSovereign.com.

About ComSovereign Holding Corp.

COMSovereign Holding Corp. (OTCQB: COMS) has assembled a portfolio of communications technology companies with combined capabilities that enable connectivity across the entire data transmission spectrum. Through strategic acquisitions and organic research and development efforts, COMSovereign has become a US-based pure-play communications provider able to provide LTE Advanced and 5G-NR telecom solutions to network operators and enterprises world-wide. For more information about COMSovereign, please visit www.COMSovereign.com or view documents that it files with or furnishes to the Securities and Exchange Commission at www.sec.gov, including the Risk Factors included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as well as information in its Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Forward-Looking Statements

Certain statements in this press release that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions, and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. Forward-looking statements are generally identifiable by the use of forward-looking terminology such as “believe,” “expects,” “may,” “looks to,” “will,” “should,” “plan,” “intend,” “on condition,” “target,” “see,” “potential,” “estimates,” “preliminary,” or “anticipates” or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances, or effects. Moreover, forward-looking statements in this release include, but are not limited to, those relating to the Company’s ability to develop and deliver advanced voice and data communications systems. The Company’s financial results and the forward-looking statements could be affected by many factors, including, but not limited to, demand for the Company’s products and services, economic conditions in the U.S. and worldwide, and the Company’s ability to recruit and retain management, technical, and sales personnel. Further information relating to factors that may impact the Company’s results and forward-looking statements are disclosed in the Company’s filings with the SEC. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts:

Investor Relations for COMSovereign Holding Corp.:

Steve Gersten

813-334-9745

investors@comsovereign.com

and

Media Relations for COMSovereign Holding Corp.:

Michael Glickman

MWGCO, Inc.

917-397-2272

mike@mwgco.net